UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 11, 2019

Transcat, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-03905	16-0874418
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Vantage Point Drive, Rochester, New York		14624
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	585-352-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	TRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Transcat, Inc. (the “Company”) held on September 11, 2019, the Company’s shareholders voted on the matters described below.

Proposal 1.	The Company’s shareholders elected the following nominees as directors, each to serve for a three-year term expiring in 2022.

Director Nominee	Votes For	Authority Withheld	Broker Non-Votes
Charles P. Hadeed	5,608,329	54,308	1,018,977
Paul D. Moore	5,605,353	57,284	1,018,977
Angela J. Panzarella	5,536,770	125,867	1,018,977

Proposal 2.	The Company’s shareholders approved the proposal to fix the number of directors constituting the board of directors at ten.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,616,216	46,406	15	1,018,977

Proposal 3.	The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,522,834	97,369	42,434	1,018,977

Proposal 4.	The Company’s shareholders determined, on an advisory basis, that future advisory votes on the compensation of the Company’s named executive officers shall be held every year.

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
5,181,108	55,306	413,904	12,319	1,018,977

Proposal 5.	The Company’s shareholders ratified the selection of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2020.

Votes For	Votes Against	Votes Abstained
6,670,398	8,765	2,451

As indicated above, at the 2019 annual meeting, the Company’s shareholders voted, on an advisory basis, for “1 Year” as their preferred frequency for conducting future advisory votes on executive compensation. As a result of the voting preference of the Company’s shareholders on this proposal and a resolution of the Board of Directors to utilize the frequency that received the highest number of votes cast, the Company will conduct an advisory vote on the compensation of its named executive officers every year. The next required advisory vote on the frequency of future advisory votes on executive compensation will take place no later than the 2025 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.

Dated: September 13, 2019	By:	/s/ Michael J. Tschiderer
Michael J. Tschiderer
Vice President of Finance and Chief Financial Officer